UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2022

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	95-1557048
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2022, Wheels Up Experience Inc. (the “Company”) announced that Wheels Up Partners LLC, a wholly-owned subsidiary of the Company (“WUP”), and Todd Smith, entered into an offer letter on June 18, 2022 for Mr. Smith to serve as WUP’s Chief Financial Officer, to be effective June 30, 2022. Mr. Smith will also serve as the Company’s principal financial officer and principal accounting officer, effective as of his start date. Eric Cabezas, WUP’s Senior Vice President of Finance, will continue to serve as the Company’s interim Chief Financial Officer and principal accounting officer until Mr. Smith’s start date and will continue to serve as WUP’s Senior Vice President of Finance thereafter.

Mr. Smith, 46, joins the Company from General Electric Company, a high-tech industrial company that operates worldwide through its four segments, aviation, healthcare, renewable energy and power, where he has worked since 1997. Mr. Smith most recently served as the Global Head of Financial Planning and Analysis and CFO for GE Corporate from May 2018 to March 2022. Prior to that time, he served as Chief Financial Officer of GE Gas Power System from August 2016 to April 2018. In addition, from August 2013 to July 2016, Mr. Smith served as Chief Financial Officer of GE Capital International, from March 2012 to August 2013, he served as Chief Financial Officer, GE Healthcare Life Sciences, and prior to such time served in various capacities at GE. Mr. Smith holds a Bachelor of Science, Business Administration from the University of Florida, Warrington College of Business.

In connection with Mr. Smith’s appointment as Chief Financial Officer, Mr. Smith will receive an annual base salary of $575,000, which will be prorated for fiscal year 2022. Mr. Smith will also be eligible for an annual incentive bonus with a target amount equal to 115% of his base salary, however, for 2022 Mr. Smith’s annual incentive bonus will have a target amount equal to 100% of this full year base salary. Mr. Smith’s annual incentive bonus will be based upon the Company’s performance against certain targets identified by the Compensation Committee of the Company’s Board of Directors and Mr. Smith’s individual performance toward key performance indicators and other factors developed in collaboration with the Company’s Chief Executive Officer. Mr. Smith will also be eligible for a one-time new hire inducement grant of restricted stock units with an aggregate grant date target value of $4,000,000, subject to the terms and conditions of the plan under which the grant is made and as determined by the Compensation Committee. The grant would be based on the closing share price of the Company’s Class A common stock on the day that the Compensation Committee approves the grant, or if the Compensation Committee approval occurs prior to Mr. Smith’s start date, the number of shares awarded under the restricted stock unit grant will be determined by the closing share price of the Class A common stock on Mr. Smith’s start date. The restricted stock units will vest in three equal annual installments on each of December 30, 2022, 2023 and 2024, respectively (subject to Mr. Smith’s continued employment). The Company will also recommend to the Compensation Committee that in 2023 Mr. Smith be granted an annual equity award with a target value of $3,000,000, based on the achievement of certain individual performance and other factors. In addition, subject to membership in the Wheels Up Core membership program and the requirement to pay the current member rate for the program in 2022, Mr. Smith will receive an advance of 15 bonus hours of flight time on a King Air 350i and 20 bonus hours of flight time on an Excel under the Company’s flight hour program for 2022 and thereafter, Mr. Smith will be eligible to receive bonus hours in accordance with the executive flight hours plan established by the Company from time to time. Mr. Smith will also be eligible to participate in the employee benefit plans available to other executives of the Company, including participation under any of the Company’s severance policies available to executives from time to time.

There are no family relationships between Mr. Smith and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no transactions in which Mr. Smith has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The preceding description of the offer letter is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the offer letter, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On June 23, 2022, the Company issued a press release regarding Mr. Smith’s appointment to the office of Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein. The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Offer Letter, dated June 18, 2022, by and between Todd Smith and Wheels Up Partners LLC (and attachments).
99.1	Press Release, dated June 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: June 23, 2022	By:	/s/ Kenneth Dichter
		Name:	Kenneth Dichter
		Title:	Chief Executive Officer